Exhibit 10.7

AMENDMENT

TO

PROGOLD LIMITED LIABILITY COMPANY

MEMBER CONTROL AGREEMENT

THIS AMENDMENT is entered into as of April 4, 2017 to be effective as of January 1, 2018, by and between GOLDEN GROWERS COOPERATIVE, a Minnesota cooperative association (“GGC”),  and AMERICAN CRYSTAL SUGAR COMPANY, a Minnesota cooperative association (“ACSC”).

WHEREAS, the parties hereto constitute all of the current members of ProGold Limited Liability Company, a Minnesota limited liability company (“ProGold”); and

WHEREAS, the parties hereto have entered into an Amended and Restated Member Control Agreement dated September 1, 2009 (the “Agreement”) relating to the operation of ProGold; and

WHEREAS, ACSC is party to an Option Agreement with Cargill Incorporated (“Cargill”), and ACSC and GGC are parties to a Consent Agreement with Cargill, each of which agreements are dated as of the date hereof and document an option in favor of Cargill with respect to the corn wet milling facility owned by ProGold; and

WHEREAS, the Option Agreement and the Consent Agreement address the rights of Cargill with respect to ProGold and the language in the Agreement is no longer necessary to protect the interests of Cargill; and

WHEREAS,  the parties desire to amend the Agreement to delete obsolete provisions relative to Cargill.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants of the parties contained herein, the parties hereto agree as follows:

1.AMENDMENT TO SECTION 9.1(a).  Upon the effective date of this Amendment, the following sentence shall be deleted from Section 9.1(a) of the Agreement:

“Notwithstanding anything to the contrary in this Agreement, no Member may assign all or a part of such Member’s Membership Interest to any person who is not already a Member at the time of the assignment without Cargill’s prior written consent during the term of Cargill’s lease of the Facility or any extension thereof.”

2.AMENDMENT TO SECTION 10.2(a).  Upon the effective date of this Amendment, the following sentence shall be deleted from Section 10.2(a) of the Agreement:

“Notwithstanding anything to the contrary, a new Member may not be appointed during the term of Cargill’s lease of the Facility or any extension thereof without Cargill’s prior written consent.”

3.EFFECTIVE DATE.  This Amendment shall become effective as of the date hereof.

4.OTHER PROVISIONS.  All other provisions of the Agreement shall remain in force and shall not be affected by this Amendment.

IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Member Control Agreement as of the day and year first above written.

GOLDEN GROWERS COOPERATIVE

By:	/s/ Mark L. Harless
Its:	Chairman of the Board

AMERICAN CRYSTAL SUGAR COMPANY

By:	/s/ Thomas Astrup

Its:	Chief Executive Officer

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